UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2013

FREEPORT-McMoRan COPPER & GOLD INC.

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Central Avenue, Phoenix, AZ 85004-2189

(Address of principal executive offices) (Zip Code)

(602) 366-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On April 17, 2013, in connection with the Agreement and Plan of Merger dated as of December 5, 2012 by and among Freeport-McMoRan Copper & Gold Inc. (FCX), Plains Exploration & Production Company and IMONC LLC, the board of directors of FCX approved amendments to FCX’s Amended and Restated By-Laws. Articles XI, XII and XIII were amended and new Articles XIV and XV were added to revise the description of the powers and duties of each of the Chairman of the Board, Vice Chairmen of the Board, Chief Executive Officer, Chief Executive Officer of the Oil and Gas business and President and to establish an Office of the Chairman, and other provisions were amended to make conforming changes.

A copy of FCX’s Amended and Restated By-Laws, as amended effective April 17, 2013, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, FCX has filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of PXP that also constitutes a prospectus of FCX. FCX and PXP also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by FCX and PXP with the SEC at the SEC’s website at www.sec.gov. In addition, you will be able to obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of FCX or PXP at the following:

Freeport-McMoRan Copper & Gold Inc.	Plains Exploration & Production Company
333 N. Central Ave. Phoenix, AZ 85004 Attention: Investor Relations Phone: (602) 366-8400 Email: ir@fmi.com	700 Milam, Suite 3100 Houston, TX 77002 Attention: Investor Relations Phone: (713) 579-6000 Email: investor@pxp.com

FCX and PXP and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about FCX’s directors and executive officers is available in FCX’s proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Information about PXP’s directors and executive officers is available in PXP’s proxy statement dated April 13, 2012, for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from FCX or PXP using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By:	/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)

Date: April 17, 2013

EXHIBIT INDEX

3.1	Freeport-McMoRan Copper & Gold Inc. Amended and Restated By-Laws, as amended effective April 17, 2013